UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 05, 2011 (Date of earliest event reported)
Collective Brands, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14770 (Commission File Number)	43-1813160 (IRS Employer Identification Number)

3231 Southeast Sixth Avenue (Address of principal executive offices)		66607-2207 (Zip Code)
785-233-5171 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and restates the Item 5.02 and 9.01 Current Report on Form 8-K filed by Collective Brands, Inc. with the Securities and Exchange Commission on July 6, 2011 to correct the "Date of Report." The date of the Report should have been July 5, 2011.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 5, 2011, Collective Brands, Inc., a Delaware corporation, issued a press release announcing Richard L. Markee has been elected to its Board of Directors, effective July 5, 2011, with a term to expire in 2014. Mr. Markee has not yet been appointed to any committee of the Board.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Collective Brands, Inc. dated July 05, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 06, 2011	COLLECTIVE BRANDS, INC. By: /s/ Douglas G. Boessen Douglas G. Boessen Division Senior Vice President - Chief Financial Officer and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Collective Brands, Inc. dated July 05, 2011